AGREEMENT FOR ACQUISITION OF ALL SHARES OF
                       NORD-MUR AS, NORWAY

This agreement (the "Agreement") is made as of the 4th day of April, 1997 between

                  Northstar Industries, Inc.,
                    c/o Northstar I.P.P. SA,
                   Rua da Estacao, Apart 15,
                            Sabugo,
                      2715 Pero Pinheiro,
                            Portugal
            (hereinafter referred to as "Northstar")

                              and

Stian F. Varre,    Morten M. Henriksen,     Gerti Varre,
Trulsebakken 13,   Varstigen 14,       Avenida Afonso Henriques 538,
N-1350 Lommedalen, N-1440 Dr bak       2765 Estoril,
Norway             Norway              Portugal
(hereinafter referred                  (hereinafter referred to (hereinafter
referred to
to as "Varre")     as "Henriksen")     as "G.Varre")

(Henriksen, Varre and G.Varre hereinafter jointly referred to as "the
Sellers")

jointly referred as "the Sellers"

WHEREAS
A) Northstar is desirous of acquiring from the Sellers all of the issued and outstanding shares of Nord-Mur AS, Norway, as Nord-Mur AS holds the rights for a patented Heat Protection Wall Panel; and
B) Henriksen, Varre and G.Varre hold one third of the shares of Nord-Mur AS each,

NOW THEREFORE IN CONSIDERATION of the promises and the mutual covenants herein the parties hereto agree as follows:

1.   Subject of Agreement
     Northstar shall buy, and the Sellers shall sell, all of the issued and outstanding shares of Nord-Mur AS.

2.   Payment
     Payment will be made to the Sellers by a combination of cash and shares of common stock of Northstar, restricted according to Rule 144, as specified below:
      i) Northstar shall issue 1,179,000 shares of common stock of the Company, 393,000 shares each to Henriksen, Varre and G.Varre, restricted according to Rule 144, at par value of USD 0.001 per share, in the name of Stian Varre. The shares are restricted from sale for 12 months from the date of issue. Should the shares of Northstar become quoted on NASDAQ's Small Cap Market, or a similar exchange requiring registration of the shares with the SEC, then such restriction shall be 40 days from such listing or registration date.
     ii) A cash payment of USD 420,000.00, USD 140,000.00 each to Henriksen, Varre and G.Varre.
     iii) The parties have agreed that payment as in ii) and iii) above will be completed on or before April 1, 1998.

3.   Release from Existing Financial Guarantees
     Varre has made guarantees to financial institutions, for the purpose of securing operating credits for Nord-Mur AS. Northstar guarantees to release Varre from any such guarantees (currently NOK 300,000).

4.   Conditions Precedent for Transfer of Shares of Nord-Mur AS
     All shares of Nord-Mur AS belonging to Henriksen and G.Varre shall be transferred to Northstar upon fulfilment of Section 2 above. All shares of Nord-Mur AS belonging to Varre shall be transferred to Northstar upon fulfilment of Sections 2 and 3 above.

5.   Transfer of  Rights and Patents
     The Sellers guarantee that all rights, patents etc. relating to the Heat Protection Wall Panels belong and will remain as part of the assets of Nord-Mur AS, and the Sellers shall, if requested by Northstar, cause the rights and patents to be transferred into the name of Northstar.

6.   Cancellation
     If Northstar does not fulfill the obligations according to Sections 2 through 3 above, then the Sellers can choose to declare this Agreement null and void.

7.   Severability of Provisions
     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

8.   No Partnership
     Nothing herein shall be deemed to create a partnership between the parties, and neither party shall have the authority to act on behalf of the other party in any way.

9.   Remedies and Waivers
     No failure or delay in exercising any right hereunder shall operate as a waiver of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver of any such right shall be effective unless given in writing. No waiver of any such right shall be deemed a waiver of any other right hereunder.

10.  Binding agreement
     This Agreement shall be binding upon, and shall enure to the benefit of the legal successors of the parties hereto, or any assignees approved. This Agreement and any rights granted shall not be assigned by either party except with the approval of the other.

11.  Choice of Law
     This Agreement shall be governed by, construed and interpreted according to the laws of Norway.

12.  Jurisdiction
     Any controversy, claim, action or proceeding relating in any way to this Agreement may be brought and enforced in the courts Norway, and the parties hereto irrevocably submit to the jurisdiction of each such court in respect of any such action or proceeding.

13.  Arbitration
     Any controversy or claim arising out of or relating to this Agreement, any defined legal relationship associated therewith or derived therefrom, may be settled by arbitration.

14.  Full Understanding
     The making, execution and delivery of this Agreement have been induced by no representations, statements, warrants or agreement other than those expressed in this Agreement. This Agreement embodies the entire agreement of the parties, and supersedes any previous agreements between the parties and/or any of its affiliates, subsidiaries, holding companies or other, and there are no further or other agreements or understandings, written or oral, in effect between the parties, relating to the subject matter of this Agreement.

15.  Form of Notices
     Any notices, direction or other instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivery of the same, by hand, mail, telex, facsimile or similar form of communication, to the following addresses and recipients:

To Northstar:                            Northstar Industries, Inc.
        c/o Northstar I.P.P. SA,
        Rua da Estacao, Apart 15,
        Sabugo,
        2715 Pero Pinheiro,
        Portugal
        Att.:                            Bjarne H. Varre
        Fax.:                            +351-1-9623495
To Henriksen:                            Morten M. Henriksen,
        Varstigen 14,
        Norway
        Att.: Morten M. Henriksen
        Fax.: +47-64930025
To Varre:   Stian F. Varre,
        Trulsebakken 13,
        N-1350 Lommedalen,
        Norway
        Att.:                            Stian F. Varre
        Fax.:                            +47-67545663
To G.Varre: Gerti Varre,
        Avenida Afonso Henriques 538,
        2765 Estoril,
        Portugal
        Att.: Gerti Varre
        Fax.: +351-1-4660913

16.  Delivery of Notices
     Any notice, direction or other instrument will, if delivered, be deemed to have been given or served and received on the day on which it was delivered, or if sent by telex, facsimile or other similar form of communication, the next business day.

17.  Change of Address for Notices
     Any party may at any time give to the other party a notice in writing of any change of contact person, address or facsimile numbers specified in Subsection 15 above, and upon receipt of such notice the other party shall then deem such new address or other to be the address to which notices are to be given hereunder.

18.  Signature
     This Agreement shall be signed in four (4) copies, one (1) for Northstar, one (1) for Henriksen, one (1) for Varre and one from G.Varre, and shall be legally binding upon and enure to the benefit of the parties from the date of execution.


April 4, 1997


for and on behalf of Northstar Industries, Inc.
/s/Bjarne H. Varre
___________________________________
Bjarne H. Varre
President


for and on behalf of Morten M. Henriksen
/s/Morten M. Henriksen
___________________________________
Morten M. Henriksen


for and on behalf of Stian F. Varre
/s/Stian F. Varre
___________________________________
Stian F. Varre


for and on behalf of Gerti Varre
/s/Gerti Varre
___________________________________
Gerti Varre